UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2023 (July 25, 2023)

ARCONIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39162	84-2745636
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400 Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

(412) 992-2500
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 25, 2023, Arconic Corporation (the “Company”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of May 4, 2023 (as it may be amended from time to time, the “Merger Agreement”) by and among the Company, Arsenal AIC Parent LLC, a Delaware limited liability company (“Parent”), and Arsenal AIC MergeCo Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  Pursuant to the terms of the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with Arconic continuing as the surviving company in the Merger and as a wholly owned subsidiary of Parent.

At the Special Meeting, the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2023 and mailed to the Company’s shareholders commencing on or about June 16, 2023 were presented to the shareholders.

At the Special Meeting, the Company’s shareholders voted a total of 76,349,252 shares, representing approximately 76% of the Company’s outstanding voting stock as of the record date for the Special Meeting.  Set forth below are the final voting results for the matters submitted to a vote of shareholders at the Special Meeting.

Proposal 1 – Merger Agreement Proposal

At the Special Meeting, the Company’s shareholders approved a proposal to adopt the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,948,867	190,753	209,632	N/A

Proposal 2 – Advisory Vote on Compensation

At the Special Meeting, the Company’s shareholders approved, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,817,072	16,138,991	393,189	N/A

Proposal 3 – Adjournment Proposal

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.  Adjournment of the Special Meeting was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to adopt the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,127,460	8,009,346	212,446	N/A

Completion of the Merger remains subject to the satisfaction of customary closing conditions, including the receipt of certain regulatory approvals.

Item 8.01.	Other Events.

On July 25, 2023, the Company issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated as of July 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning.  All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, relating to the condition of, or trends or developments in, the ground transportation, aerospace, building and construction, industrial, packaging and other end markets; the Company’s future financial results, operating performance, working capital, cash flows, liquidity and financial position; cost savings and restructuring programs; the Company’s strategies, outlook, business and financial prospects; share repurchases; costs associated with pension and other post-retirement benefit plans; projected sources of cash flow; potential legal liability; the impact of inflationary price pressures; and the potential impact of public health epidemics or pandemics, including the COVID-19 pandemic.  These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.  Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and changes in circumstances, many of which are beyond the Company’s control.  Such risks and uncertainties include, but are not limited to:  (i) continuing uncertainty regarding the impact of the COVID-19 pandemic on our business and the businesses of our customers and suppliers; (ii) deterioration in global economic and financial market conditions generally; (iii) unfavorable changes in the end markets we serve; (iv) the inability to achieve the level of revenue growth, cash generation, cost savings, benefits of our management of legacy liabilities, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (v) adverse changes in discount rates or investment returns on pension assets; (vi) competition from new product offerings, disruptive technologies, industry consolidation or other developments; (vii) the loss of significant customers or adverse changes in customers’ business or financial condition; (viii) manufacturing difficulties or other issues that impact product performance, quality or safety or timely delivery; (ix) the impact of pricing volatility in raw materials and inflationary pressures on our costs of production, including energy; (x) a significant downturn in the business or financial condition of a key supplier or other supply chain disruptions; (xi) challenges to or infringements on our intellectual property rights; (xii) the inability to successfully implement or to realize the expected benefits of strategic initiatives or projects; (xiii) the inability to identify or successfully respond to changing trends in our end markets; (xiv) the impact of potential cyber attacks and information technology or data security breaches; (xv) geopolitical, economic, and regulatory risks relating to our global operations, including compliance with U.S. and foreign trade and tax laws and other regulations, potential expropriation of properties located outside the U.S., sanctions, tariffs, embargoes, and renegotiation or nullification of existing agreements; (xvi) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation and compliance matters; (xvii) the impact of the ongoing conflict between Russia and Ukraine on economic conditions in general and on our business and operations, including sanctions, tariffs, and increased energy prices; (xviii) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction; (xix) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; (xx) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; (xxi) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (xxii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (xxiii) the risk of any unexpected costs or expenses resulting from the proposed transaction; (xxiv) the risk of any litigation relating to the proposed transaction; (xxv) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and (xxvi) the other risk factors summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed by the Company with the SEC.  The above list of factors is not exhaustive or necessarily in order of importance.  Market projections are subject to the risks discussed above and in this Current Report on Form 8-K, and other risks in the market.  The statements in this Current Report on Form 8-K are made as of the date set forth above, even if subsequently made available by the Company on its website or otherwise.  The Company disclaims any intention or obligation to update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC CORPORATION

Dated: July 25, 2023	By:	/s/ Daniel G. Fayock
	Name:	Daniel G. Fayock
	Title:	Executive Vice President and Chief Legal Officer